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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 14, 1995 included or incorporated by reference in Georgia Gulf Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
September 28, 1995